UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2023

FAZE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40083	84-2081659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 N. Cahuenga Blvd. Los Angeles, CA	90038
(Address of principal executive offices)	(Zip Code)

(818) 688-6373

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FAZE	The Nasdaq Stock Market
Warrants, each whole warrant exercisable for one share of common stock	FAZEW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed by FaZe Holdings, Inc. (the “Company”) with the Securities and Exchange Commission on March 31, 2023 (the “Original 8-K”). Amendment No. 1 replaces the incorrect exhibit 99.2 (“Letter to Shareholders issued by FaZe Holdings Inc., dated March 30, 2023.”) with the correct version of the shareholder letter issued by the Company. Amendment No. 1 also furnishes a copy of the transcript of the Company’s earnings webcast and conference call held on March 30, 2023.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 30, 2023, FaZe Holdings Inc. issued a press release and a shareholder letter announcing its financial results for the fiscal quarter and full year ended December 31, 2022. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 and the shareholder letter as Exhibit 99.2 to this Current Report on Form 8-K. In addition, the transcript of the Company’s earnings webcast and conference call held on March 30, 2023 is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibits 99.1, 99.2 and 99.3 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The information contained in the transcript of the Company’s earnings webcast and conference call held on March 30, 2023 (the “Transcript”), includes “forward-looking statements” pursuant to the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in the Transcript, regarding the Company’s strategy, future operations and financial performance, estimated financial position, estimated revenue and losses, projections of market opportunity and market share, projected costs, prospects, plans and objectives of management are forward-looking statements. These forward-looking statements generally are identified by the words “budget,” “could,” “forecast,” “future,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seem,” “seek,” “strive,” “would,” “should,” “may,” “believe,” “intend,” “expect,” “will,” “continue,” “increase,” and/or similar expressions that concern strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Such statements are based on management’s belief or interpretation of information currently available. These forward-looking statements are based on various assumptions, whether or not identified herein, and on the current expectations of management and are not predictions of actual performance. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, whether or not identified in the Transcript, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many factors could cause actual results and conditions (financial or otherwise) to differ materially from those indicated in the forward-looking statements, including but not limited to: the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; litigation and regulatory proceedings relating to our business, including the ability to adequately protect our intellectual property rights; our limited operating history and uncertain future prospects and rate of growth due to our limited operating history; our ability to continue to monetize our platform; our ability to grow market share in our existing markets or any new markets we may enter; our ability to maintain and grow the strength of our brand reputation; our ability to manage our growth effectively; our ability to retain existing and attract new Esports professionals, content creators and influencers; our success in retaining or recruiting, or changes required in, our officers, directors and other key employees or independent contractors; our ability to maintain and strengthen our community of brand partners, engaged consumers, content creators, influencers and Esports professionals, and the success of our strategic relationships with these and other third parties; risks related to data security and privacy, including the risk of cyber-attacks or other security incidents; our ability to secure future financing, if needed, and our ability to repay any future indebtedness when due; the impact of the regulatory environment in our industry and complexities with compliance related to such environment, including our ability to comply with complex regulatory requirements; our ability to maintain an effective system of internal controls over financial reporting; our ability to respond to general economic conditions, including market interest rates; and other risks identified in Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and our other filings with the SEC.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. Forward-looking statements speak only as of the date they are made. While FaZe may elect to update these forward-looking statements at some point in the future, FaZe specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing FaZe’s assessments as of any date subsequent to the date of the Transcript. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Use of Non-GAAP Financial Measures

The Transcript includes reference to Adjusted EBITDA, a non-GAAP financial measure. Additional information regarding this measure, including a reconciliation of this measure to net loss, its most directly comparable GAAP measure, is contained in the Letter to Shareholders, furnished as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated March 30, 2023, of FaZe Holdings Inc. regarding its results of operations for the quarter and year ended December 31, 2022.

99.2	Letter to Shareholders issued by FaZe Holdings Inc., dated March 30, 2023.

99.3	Transcript of the FaZe Holdings Inc. webcast and conference call held on March 30, 2023, to discuss financial and operating results for the quarter and year ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAZE HOLDINGS INC.

Date: March 31, 2023	By:	/s/ Christoph Pachler
		Name:	Christoph Pachler
		Title:	Chief Financial Officer

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